Exhibit 99.1

FOR IMMEDIATE RELEASE

WMS SCHEDULES SPECIAL STOCKHOLDER MEETING FOR MAY 10, 2013 TO VOTE ON

ADOPTION OF THE MERGER AGREEMENT WITH SCIENTIFIC GAMES

Waukegan, Illinois – March 18, 2013 – WMS Industries Inc. (NYSE:WMS) today announced that a special meeting of its stockholders has been scheduled to, among other things, consider and vote on the proposal to adopt the previously announced Agreement and Plan of Merger by and among Scientific Games Corporation (NASDAQ: SGMS), a Delaware corporation (“Scientific Games”), SG California Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Scientific Games (“Merger Sub”) and Scientific Games International, Inc., a Delaware corporation and a wholly owned subsidiary of Scientific Games, providing for the merger of Merger Sub with and into WMS, with WMS surviving the merger as a wholly owned subsidiary of Scientific Games. The special meeting will be held on May 10, 2013 at 9:00 am CDT, at the Waldorf-Astoria Hotel, 11 E. Walton, Chicago, Illinois.

WMS stockholders as of the close of business on Monday, April 8, 2013, the record date for the special meeting, will be entitled to notice of and to vote at the special meeting.

The merger, which is expected to be completed by the end of 2013, is subject to the approval of a majority of the outstanding shares of WMS’ common stock and the receipt of required gaming approvals, in addition to other customary closing conditions.

About WMS

WMS serves the gaming industry worldwide by designing, manufacturing and marketing games, video and mechanical reel-spinning gaming machines, video lottery terminals and in gaming operations, which consists of the placement of leased participation gaming machines in legal gaming venues. The Company also develops and markets digital gaming content, products, services and end-to-end solutions that address global online wagering and play-for-fun social, casual and mobile gaming opportunities. WMS is proactively addressing casino gaming floor evolution with its WAGE-NET® networked gaming solution, a suite of systems technologies and applications designed to increase customers’ revenue generating capabilities and operational efficiency. More information on WMS can be found at www.wms.com or visit the Company on Facebook®, Twitter® or YouTube®.

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WMS Announces setting of Special Stockholders Meeting, 3/18/2013	page 2

This press release contains forward-looking statements concerning our future business performance, strategy, outlook, plans, products and liquidity. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “continue,” “project,” and “intend,” among others. These forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed. We undertake no obligation to update such forward looking statements, all of which are made only as of this date, March 18, 2013. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) there is a risk that the acquisition of WMS (“the acquisition”) pursuant to the recently announced merger agreement with Scientific Games may not be consummated, on a timely basis or otherwise; (2) our business may be disrupted while the acquisition by Scientific Games is pending or if the acquisition is not consummated as our ability to transact business with customers, suppliers and other business partners may be adversely affected; (3) it may be difficult for us to retain and recruit employees in vital areas while the acquisition is pending or if it fails; (4) in the event our recently announced acquisition by Scientific Games is not consummated, the price of our stock may be affected; (5) there could be unexpected costs, charges or expenses resulting from the pending acquisition; (6) in connection with the recent implementation of our enterprise resource planning system, there is the risk of inaccurate data or reporting and significant design errors that could have a negative effect on our operating results and impact our ability to manage our business which could constitute significant deficiencies; (7) delay or refusal by regulators to approve our new gaming platforms, cabinet designs, game themes and related hardware and software; (8) changes in regulations or regulatory interpretations that may adversely affect existing product placements or future placements; (9) an inability to introduce in a timely manner new games and gaming machines that achieve and maintain market acceptance; (10) a decrease in the desire of casino customers to upgrade gaming machines or allot floor space to leased or participation games, resulting in reduced demand for our products; (11) a reduction in capital spending or interruption in payments by casino customers associated with business weakness or economic uncertainty that adversely affects our customers’ ability to make purchases or pay; (12) a greater-than-expected demand for operating leases by customers over outright product sales or sales financing leases that shift revenue recognition from a single period to the term of such operating leases; (13) a reduction in play levels of our participation games by casino patrons, whether due to economic conditions or increased placements of competitive product; (14) inability of suppliers of key components to timely meet our requirements to fulfill customer orders; (15) increased pricing or promotional competitive activity that adversely affects our average selling price or product revenues; (16) a failure to obtain and maintain our gaming licenses and regulatory approvals; (17) failure of customers or players to adapt to the new technologies that we introduce in new product concepts; (18) a software anomaly or fraudulent manipulation of our gaming machines and software; (19) a failure to obtain the right to use or an inability to adapt to rapid development of new technologies; (20) an infringement claim seeking to restrict our use of material technologies; (21) risks of doing business in international markets, including political and economic instability, terrorist activity, changes in importation and repatriation regulations such as currently experienced in Argentina, and foreign currency fluctuations; and (22) the unfavorable outcome of any legal proceedings in which we may be involved from time to time. These factors and other factors that could cause actual results to differ from expectations are more fully described under “Item 1. Business”, “Item 1A. Risk Factors” and “Legal Proceedings” in our Annual Report on Form 10-K for the year ended June 30, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission.

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WMS Announces setting of Special Stockholders Meeting, 3/18/2013	page 3

Additional Information and Where to Find It: This communication is being made in respect of the proposed transaction involving Scientific Games and WMS. The proposed transaction will be submitted to the stockholders of WMS for their consideration. In connection with the proposed acquisition, on March 8, 2013, WMS filed with the SEC an amended preliminary proxy statement on Schedule 14A. WMS intends to file with the SEC a definitive proxy statement, which will be sent or given to the stockholders of WMS and will contain important information about the proposed transaction and related matters. WMS’ SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. WMS’ stockholders will be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. WMS’ shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents (when available) by going to the WMS Investor Relations website page at http://ir.wms.com or by directing a written request by mail to WMS Industries Inc., Attn: Investor Relations, 800 South Northpoint Blvd., Waukegan, Illinois 60085, or by calling the Secretary at (847) 785-3000.

Participants in Solicitation: WMS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed merger. Information about WMS’ directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 17, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the preliminary proxy statement and other relevant documents regarding the proposed merger, as they become available. You may obtain free copies of this document as described in the preceding paragraph.

For more information contact:

FOR WMS:

Investors
William H. Pfund	Joseph N. Jaffoni or Richard Land
VP Investor Relations	JCIR
WMS Industries Inc.	212/835-8500, wms@jcir.com
847/785-3167, bpfund@wms.com

Media
Mollie Cole
Director, Communications
WMS Industries Inc.
773/961-1194, mcole@wms.com

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